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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 26, 2003
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                             STRATOS LIGHTWAVE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                       0-30869                 36-4360035
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
     OF INCORPORATION)                                    IDENTIFICATION NUMBER)

                7444 WEST WILSON AVENUE, CHICAGO, ILLINOIS 60706
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (708) 867-9600

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

         On August 26, 2003, Stratos Lightwave, Inc. filed a Registration Statement on Form S-4 (the "Registration Statement") with the Securities and Exchange Commission relating to the proposed transaction with Sterling Holding Company.

         A copy of the press release of Stratos, dated August 27, 2003, announcing the filing of the Registration Statement is attached to this report as Exhibit 99.1.



       Exhibit
        Number    Description of Exhibit
        ------    ----------------------

         99.1 Press Release issued by Stratos Lightwave, Inc. dated August 27, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   STRATOS LIGHTWAVE, INC.


                                   By:    /s/ James W. McGinley
                                          --------------------------------------
                                          Name:    James W. McGinley
                                          Title:   President and Chief Executive
                                          Officer


Date:  August 27, 2003



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                                  EXHIBIT INDEX

         The following exhibit is filed herewith.

       Exhibit
        Number    Description of Exhibit
        ------    ----------------------

         99.1 Press Release issued by Stratos Lightwave, Inc. dated August 27, 2003.